As filed with the Securities and Exchange Commission on May 1, 2000
                                                      Registration No. 333-44185


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       to

                                    FORM S-3


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                         IRON MOUNTAIN INCORPORATED (1)

             (Exact name of registrant as specified in its charter)
                             -----------------------

           Delaware                                       04-3107342
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                     Identification Number)

                                 Co-Registrants
                                 (See next page)

                745 Atlantic Avenue, Boston, Massachusetts 02111
                                 (617) 535-4766
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              ---------------------
                                C. Richard Reese
                       Chairman of the Board of Directors
                           and Chief Executive Officer
                           Iron Mountain Incorporated
                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
                                 (617) 535-4766
   (Name, address, including zip code, telephone number, including area code, of agent for service)
                              ---------------------
                                    Copy to:
                           Susan Forest Barrett, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 338-2800
                              ---------------------

Approximate date of commencement of proposed sale to the public: N/A.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / / If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
-------------------
(1) On February 1, 2000, Iron Mountain Incorporated, a Delaware corporation ("Old Iron Mountain"), merged with and into Pierce Leahy Corp., a Pennsylvania corporation ("Pierce Leahy"). Pierce Leahy survived the merger and immediately changed its name to "Iron Mountain Incorporated," a Pennsylvania corporation ("New Iron Mountain"). Each of the Co-Registrants was a subsidiary of Old Iron Mountain at the time of the filing of the Registration Statement. All of such Co-Registrants that continued to be in existence at the time of the merger of Old Iron Mountain and Pierce Leahy became subsidiaries of New Iron Mountain. This Post-Effective Amendment No. 1 is being filed by New Iron Mountain on behalf of Old Iron Mountain and such Co-Registrants.

                                                           Co-Registrants


  Exact name of Co-Registrant                              State or Other Jurisdiction of
  as Specified in its Charter                              Incorporation or Organization               Federal Identification Number
 ----------------------------                              -----------------------------               -----------------------------
Archives Express, Incorporated                                           *                                       87-0518423
Arcus Data Security, Inc.                                            Delaware                                    94-2148675
Arcus, Inc.                                                          Delaware                                    95-4282434
Arcus Staffing Resources, Inc.                                       Delaware                                    94-3229868
Criterion Atlantic Property, Inc.                                    Delaware                                    04-3102768
Copyright, Inc.                                                          *                                       36-4106268
Data Securities International, Inc.                                  Delaware                                    363-994882
HIMSCORP of Cleveland, Inc.                                          Delaware                                    36-4072100
HIMSCORP of Detroit, Inc.                                            Delaware                                    36-3994880
HIMSCORP of Houston, Inc.                                            Delaware                                    36-4072098
HIMSCORP of Los Angeles, Inc.                                        Delaware                                    36-4027036
HIMSCORP of New Orleans, Inc.                                        Delaware                                    36-3994882
HIMSCORP of Philadelphia, Inc.                                       Delaware                                    36-3998771
HIMSCORP of Pittsburgh, Inc.                                         Delaware                                    36-3994877
HIMSCORP of Portland, Inc.                                           Delaware                                    91-1826931
HIMSCORP of San Diego, Inc.                                          Delaware                                    36-4024320
Hollywood Property, Inc.                                             Delaware                                    95-4284487
IM-3 Acqusition Corp.                                                Delaware                                    04-3393000
IM-AEI Acquisition Corp.                                             Delaware                                    33-0486463
IM Billerica, Inc.                                                 Massachusetts                                 04-3373720
IM Earhart, Inc.                                                     Delaware                                    04-3376181
IM San Diego, Inc.                                                   Delaware                                    95-4453815
Iron Mountain Consulting Services, Inc.                              Delaware                                    04-3241466
Iron Mountain/Critical Files, Inc.                                   Delaware                                    59-1715021
Iron Mountain Data Protection Services, Inc.                         Delaware                                    06-1402551
Iron Mountain Records Management, Inc.                               Delaware                                    04-3038590
Iron Mountain Records Management of                                  Delaware                                    04-3321756
Boston, Inc.
Iron Mountain Reoords Management of                                  Delaware                                    04-3332464
Florida, Inc.
Iron Mountain Records Management of                                  Delaware                                    52-1911465
Maryland, Inc.
Iron Mountain Records Management of                                  Delaware                                    04-3346223
Michigan, Inc.
Iron Mountain Records Management of                                  Delaware                                    43-1743847
Missouri, LLC
Iron Mountain Records Management of Ohio,                            Delaware                                    31-1419399
Inc.


  Exact name of Co-Registrant                              State or Other Jurisdiction of
  as Specified in its Charter                              Incorporation or Organization               Federal Identification Number
 ----------------------------                              -----------------------------               -----------------------------

Iron Mountain Records Management of  San                             Delaware                                    04-3376180
Antonio, Inc.
Iron Mountain Records Management of                                  Delaware                                    04-3377554
Antonio - FP, Inc.
Iron Mountain Records Management of the                              Delaware                                    59-1715021
Northwest, Inc.
Iron Mountain/Safesite, Inc.                                         Delaware                                    04-3071673
Metro Business Archives, Inc.                                        Delaware                                    13-2687436
RecordKeepers, Inc.                                                      *                                       52-1578272
Record Masters Network Corp.                                             *                                       38-2993389
Towler Data Services, Inc.                                               *                                           *
TPI Holdings Corp.                                                       *                                           *
Wolf Advisory International, Inc.                                        *                                           *
Wolf Advisory International, Ltd.                                        *                                           *
  ---------------------
         *  Not available.


                         Deregistration of Common Stock

     On January 13, 1998, Old Iron Mountain filed a Registration Statement on Form S-3 (Registration No. 333-44185) for the sale of an aggregate of $350,000,000 of debt securities, guarantees of such debt securities, shares of preferred stock, par value $.01 per share, depositary shares representing preferred stock, shares of common stock, par value $.01 per share, and warrants of Old Iron Mountain (collectively, the "Offered Securities"). On February 1, 2000, Old Iron Mountain merged with and into Pierce Leahy. Pursuant to Old Iron Mountain's undertaking in the Registration Statement, this Post-Effective Amendment No. 1 is being filed by New Iron Mountain on behalf of Old Iron Mountain to deregister all Offered Securities registered pursuant to the Registration Statement but remaining unsold as of the date this Post-Effective Amendment No. 1 is filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on May 1, 2000.

                                   IRON MOUNTAIN INCORPORATED


                                   By:  /s/ C. Richard Reese
                                        C. Richard Reese
                                        Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                                    Title                                          Date


 /s/ C. Richard Reese                    Chairman, Chief Executive                               May 1, 2000
C. Richard Reese                         Officer and Director

                                         President and Director
J. Peter Pierce

 /s/ John F. Kenny, Jr.                  Executive Vice President, Chief                         May 1, 2000
John F. Kenny, Jr.                       Financial Officer and Director

  *                                      Vice President and Corporate                            May 1, 2000
Jean A. Bua                              Controller (principal accounting
                                         officer)

  *                                      Director                                                May 1, 2000
Clarke H. Bailey

  *                                      Director                                                May 1, 2000
Constantin R. Boden








   *                                     Director                                                May 1, 2000
Kent P. Dauten

  *                                      Director                                                May 1, 2000
Eugene B. Doggett

  *                                      Director                                                May 1, 2000
B. Thomas Golisano

  *                                      Director                                                May 1, 2000
Arthur D. Little

                                         Director
Howard D. Ross

  *                                      Director                                                May 1, 2000
Vincent J. Ryan


*By:  /s/ C. Richard Reese
     C. Richard Reese
     Attorney-in-Fact pursuant to Power
     of Attorney previously filed as a
     part of this Registration Statement

         Pursuant to the requirements of the Securities Act of 1933, as amended, Iron Mountain Records Management, Inc., Iron Mountain/Safesite, Inc., Data Securities International, Inc., IM-3 Acquisition Corp., Metro Business Archives, Inc., Criterion Atlantic Property, Inc., Iron Mountain/Critical Files, Inc., Hollywood Property, Inc., IM San Diego, Inc., Iron Mountain Consulting Services, Inc., Iron Mountain Data Protection Services, Inc., Iron Mountain Records Management of Maryland, Inc., Iron Mountain Records Management of Ohio, Inc., Iron Mountain Records Management of Missouri, LLC, Iron Mountain Records Management of Boston, Inc., Iron Mountain Records Management of Florida, Inc., Iron Mountain Records Management of Michigan, Inc., Iron Mountain Records Management of the Northwest, Inc., IM Earhart, Inc., IM Billerica, Inc., Iron Mountain Records Management of San Antonio, Inc., Iron Mountain Records Management of San Antonio- FP, Inc., IM-AEI Acquisition Corp., Archives Express, Inc., HIMSCORP Philadelphia, Inc., RecordKeepers, Inc., HIMSCORP of Pittsburgh, Inc., HIMSCORP of Cleveland, Inc., HIMSCORP of New Orleans, Inc., HIMSCORP of Portland, Inc., HIMSCORP of San Diego, Inc., HIMSCORP of Detroit, Inc., HIMSCORP of Los Angeles, Inc., HIMSCORP of Houston, Inc., Copyright, Inc., Record Masters Network Corp., Arcus, Inc., Arcus Data Security, Inc., Towler Data Services, Inc., Arcus Staffing Resources, Inc., Wolf Advisory International, Inc., Wolf Advisory International, Ltd., and TPI Holdings, Corp. have each duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on May 1, 2000.

IRON MOUNTAIN RECORDS MANAGEMENT,            IRON MOUNTAIN RECORDS MANAGEMENT
  INC.                                         OF THE NORTHWEST, INC.
IRON MOUNTAIN/SAFESITE, INC.                 IM EARHART, INC.
DATA SECURITIES INTERNATIONAL, INC.          IM BILLERICA, INC.
IM-3 ACQUISITION CORP.                       IRON MOUNTAIN RECORDS MANAGEMENT
METRO BUSINESS ARCHIVES, INC.                  OF SAN ANTONIO, INC.
CRITERION ATLANTIC PROPERTY, INC.            IRON MOUNTAIN RECORDS MANAGEMENT
IRON MOUNTAIN/CRITICAL FILES, INC.             OF SAN ANTONIO - FP, INC.
HOLLYWOOD PROPERTY, INC.                     IM-AEI ACQUISITION CORP.
IM SAN DIEGO, INC.                           ARCHIVES EXPRESS, INCORPORATED
IRON MOUNTAIN CONSULTING SERVICES,           HIMSCORP OF PHILADELPHIA, INC.
  INC.                                       RECORDKEEPERS, INC.
IRON MOUNTAIN DATA PROTECTION                HIMSCORP OF PITTSBURGH, INC.
  SERVICES, INC.                             HIMSCORP OF CLEVELAND, INC.
IRON MOUNTAIN RECORDS MANAGEMENT             HIMSCORP OF NEW ORLEANS, INC.
  OF MARYLAND, INC.                          HIMSCORP OF PORTLAND, INC.
IRON MOUNTAIN RECORDS MANAGEMENT             HIMSCORP OF SAN DIEGO, INC.
  OF OHIO, INC.                              HIMSCORP OF DETROIT, INC.
IRON MOUNTAIN RECORDS MANAGEMENT             HIMSCORP OF LOS ANGELES, INC.
  OF BOSTON, INC.                            HIMSCORP OF HOUSTON, INC.
IRON MOUNTAIN RECORDS MANAGEMENT             COPYRIGHT, INC.
  OF FLORIDA, INC.                           RECORD MASTERS NETWORK CORP.
IRON MOUNTAIN RECORDS MANAGEMENT             ARCUS STAFFING RESOURCES, INC.
  OF MICHIGAN, INC.                          WOLF ADVISORY INTERNATIONAL, INC.
ARCUS, INC.                                  WOLF ADVISORY INTERNATIONAL, LTD.
ARCUS DATA SECURITY, INC.                    TPI HOLDINGS, CORP.
TOWLER DATA SERVICES, INC.

                                             By: /s/ C. Richard Reese
                                                 Name:  C. Richard Reese
                                                 Title: Chairman of the Board of
                                                        Directors and Chief
                                                        Executive Officer

                                IRON MOUNTAIN RECORDS MANAGEMENT
                                OF MISSOURI, LLC

                                By:  Iron Mountain Records Management, Inc.
                                        Its Manager

                                By:  /s/ C. Richard Reese
                                       Name:  C. Richard Reese
                                       Title: Chairman of the Board of
                                              Directors and Chief
                                              Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                                    Title                                           Date


 /s/ C. Richard Reese                    Chairman, Chief Executive                               May 1, 2000
C. Richard Reese                         Officer and Director

   *                                     Executive Vice President and                            May 1, 2000
John F. Kenny, Jr.                       Chief Financial Officer

   *                                     Vice President and Corporate                            May 1, 2000
Jean A. Bua                              Controller (principal accounting
                                         officer)

Iron Mountain Records                    Manager of Iron Mountain                                May 1, 2000
Management, Inc.                         Records Management of Missouri,
                                         LLC

By:  /s/ C. Richard Reese
     C. Richard Reese
     Chairman of the Board and
        Chief Executive Officer



*By:  /s/ C. Richard Reese
     C. Richard Reese
     Attorney-in-Fact pursuant to Power
     of Attorney previously filed as a
     part of this Registration Statement
